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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 2002
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                                GLB BANCORP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           STATE OF OHIO              000-24255                 31-1529973
  -----------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION        (COMMISSION            (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


           7001 CENTER STREET, MENTOR, OHIO                    44060
         -------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (440) 974-0000
  ----------------------------------------------------------------------------


                                       N/A
     ----------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5.  Other Events

         On March 18, 2002, GLB Bancorp, Inc. reported that the decline in value of its securities available for sale was other than temporary, resulting in an impairment loss of $907,411. At the time management issued the corporation's earnings release for the 2001 year on January 31, 2002, management had not then determined that the corporation's securities available for sale had an impairment loss. The inclusion of the impairment loss in GLB Bancorp, Inc.'s 2001 audited financial statements has the effect of (i) decreasing net income for fiscal 2001 by $907,411 or $.42 per share basic and diluted and (ii) decreasing book value per share by $.14 per share at December 31, 2001.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         Exhibits

         99.1     Press release dated March 18, 2002














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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.


                                      GLB BANCORP, INC.


Date:  March 20, 2002                 By: /s/ Richard T. Flenner, Jr.
                                          --------------------------------
                                          Richard T. Flenner, Jr.
                                          President and Chief Executive Officer










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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER            DESCRIPTION

  99.1             Press Release dated March 18, 2002












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